Income Taxes	12 Months Ended
Mar. 31, 2020
Major Components Of Tax Expense Income [Abstract]
Income Taxes

2.18 Income taxes

Accounting policy

Income tax expense comprises current and deferred income tax. Income tax expense is recognized in the net profit in the statement of comprehensive income except to the extent that it relates to items recognized directly in equity, in which case it is recognized in other comprehensive income. Current income tax for current and prior periods is recognized at the amount expected to be paid to or recovered from the tax authorities, using the tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date. Deferred income tax assets and liabilities are recognized for all temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements except when the deferred income tax arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and affects neither accounting nor taxable profit or loss at the time of the transaction. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized.

Deferred income tax assets and liabilities are measured using tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date and are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of changes in tax rates on deferred income tax assets and liabilities is recognized as income or expense in the period that includes the enactment or the substantive enactment date. A deferred income tax asset is recognized to the extent that it is probable that future taxable profit will be available against which the deductible temporary differences and tax losses can be utilized. Deferred income taxes are not provided on the undistributed earnings of subsidiaries and branches where it is expected that the earnings of the subsidiary or branch will not be distributed in the foreseeable future. The Group offsets current tax assets and current tax liabilities, where it has a legally enforceable right to set off the recognized amounts and where it intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously. Tax benefits of deductions earned on exercise of employee share options in excess of compensation charged to income are credited to share premium.

Income tax expense in the consolidated statement of comprehensive income comprises:

	(Dollars in millions)
	Year ended March 31,
	2020	2019	2018
Current taxes
Domestic taxes	628	600	721
Foreign taxes	186	217	(12)
	814	817	709
Deferred taxes
Domestic taxes	(43)	3	(80)
Foreign taxes	(14)	(17)	28
	(57)	(14)	(52)
Income tax expense	757	803	657

During fiscal 2019, the Company entered into Advance Pricing Agreement (APA) in an overseas jurisdiction resulting in a reversal of income tax expense of $7 million which pertained to prior periods.

In December 2017, the Company concluded an Advance Pricing Agreement (“APA”) with the US Internal Revenue Service (“IRS”) for the US branch covering fiscal years 2011 to 2021. Under the APA, the Company and the IRS have agreed on the methodology to allocate revenues and compute the taxable income of the Company’s US Branch operations. In accordance with the APA, the Group reversed income tax expense provision of $225 million which pertained to previous periods which are no longer required. The Company had to pay an adjusted amount of approximately $223 million due to the difference between the taxes payable for prior periods as per the APA and the actual taxes paid for such periods which was paid in fiscal 2019 and fiscal 2018.

Additionally, income tax expense for fiscal 2020, 2019 and 2018 includes reversals (net of provisions) of $52 million, $18 million and $45 million, respectively. These reversals pertain to prior periods on account of adjudication of certain disputed matters in favor of the Company across various jurisdictions and on account of changes to tax regulations.

Further, the “Tax Cuts and Jobs Act (H.R. 1)” was signed into law on December 22, 2017 (“US Tax Reforms”). The US tax reforms has reduced federal tax rates from 35% to 21% effective January 1, 2018 amongst other measures. During fiscal 2018, the US tax reforms has resulted in a positive impact of $24 million on account of credits pertaining to deferred tax liabilities on branch profit. The impact of US tax reforms is not significant for future periods.

A reconciliation of the income tax provision to the amount computed by applying the statutory income tax rate to the income before income taxes is summarized below:

	(Dollars in millions)
	Year ended March 31,
	2020	2019	2018
Profit before income taxes	3,095	3,003	3,143
Enacted tax rates in India	34.94%	34.94%	34.61%
Computed expected tax expense	1,083	1,049	1,088
Tax effect due to non-taxable income for Indian tax purposes	(383)	(386)	(321)
Overseas taxes	103	102	109
Tax provision (reversals)	(52)	(25)	(253)
Effect of differential overseas tax rates	(11)	—	8
Effect of exempt non-operating income	(6)	(8)	(10)
Effect of unrecognized deferred tax assets	7	13	29
Effect of non-deductible expenses	17	50	9
Branch profit tax (net of credits)	(5)	4	(32)
Subsidiary dividend distribution tax	—	—	27
Others	4	4	3
Income tax expense	757	803	657

The corporate statutory tax rate for fiscal 2020 and 2019 is 34.94% each and 34.61% for fiscal 2018. The increase in the corporate statutory tax rate to 34.94% in fiscal 2020 and 2019 from 34.61% in fiscal 2018 is consequent to changes made in the Finance Act, 2018.

The foreign tax expense is due to income taxes payable overseas, principally in the United States. In India, the company has benefited from certain income tax incentives that the Government of India had provided for export of software and services from the units registered under the Special Economic Zones Act, 2005 (SEZ). SEZ units which began the provision of services on or after April 1, 2005 are eligible for a deduction of 100% of profits or gains derived from the export of services for the first five years from the financial year in which the unit commenced the provision of services and 50% of such profits or gains for a further five years. Up to 50% of such profits or gains is also available for a further five years subject to creation of a Special Economic Zone Re-investment Reserve out of the profit of the eligible SEZ units and utilization of such reserve by the Company for acquiring new plant and machinery for the purpose of its business as per the provisions of the Income Tax Act, 1961. (Refer to Other Reserves under Note 2.15 Equity).

As a result of these tax incentives, a portion of the Company’s pre-tax income has not been subject to tax in recent years. These tax incentives resulted in a decrease in our income tax expense of $383 million, $386 million and $321 million for fiscal 2020, 2019 and 2018, respectively, compared to the tax amounts that we estimate we would have been required to pay if these incentives had not been available. The per share effect of these tax incentives computed based on both basic and diluted weighted average number of equity shares for fiscal 2020, 2019 and 2018 was $0.09, $0.09 and $0.07, (adjusted for September 2018 bonus issue), respectively.

During fiscal 2018, the Company received $130 million as dividend from Infosys BPM, its majority owned subsidiary. Dividend distribution tax paid by the subsidiary on such dividend has been reduced as credit against dividend distribution tax payable by Infosys. Accordingly, the Group has recorded a charge of $27 million as income tax expense during fiscal 2018.

Other income for fiscal 2020, 2019 and fiscal 2018, includes interest on income tax refund of $37 million, $7 million and $41 million, respectively.

Entire deferred income tax for fiscal 2020, 2019 and 2018 relates to origination and reversal of temporary differences except for a credit of $24 million (on account of US Tax Reforms explained above), for fiscal 2018.

Infosys is subject to a 15% Branch Profit Tax (BPT) in the U.S. to the extent its U.S. branch's net profit during the year is greater than the increase in the net assets of the U.S. branch during the year, computed in accordance with the Internal Revenue Code. As of March 31, 2020, Infosys' U.S. branch net assets amounted to approximately $723 million. As at March 31, 2020, the Company has a deferred tax liability for branch profit of $23 million (net of credits), as the Company estimates that these branch profits are expected to be distributed in the foreseeable future.

Deferred income tax liabilities have not been recognized on temporary differences amounting to $1,108 million and $869 million as of March 31, 2020 and March 31, 2019, respectively, associated with investments in subsidiaries and branches as it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred income tax assets have not been recognized on accumulated losses of $422 million and $379 million as of March 31, 2020 and March 31, 2019, respectively, as it is probable that future taxable profit will be not available against which the unused tax losses can be utilized in the foreseeable future.

The following table provides details of expiration of unused tax losses for fiscal 2020:

(Dollars in millions)
Year
2021	11
2022	19
2023	28
2024	23
2025	16
Thereafter	325
Total	422

The following table provides details of expiration of unused tax losses for fiscal 2019:

(Dollars in millions)
Year
2020	25
2021	11
2022	20
2023	29
2024	27
Thereafter	267
Total	379

The following table provides the details of income tax assets and income tax liabilities as of March 31, 2020 and March 31, 2019:

(Dollars in millions)
	As of
	March 31, 2020	March 31, 2019
Income tax assets	712	975
Current income tax liabilities	(197)	(227)
Net current income tax assets / (liabilities) at the end	515	748

The gross movement in the current income tax asset / (liability) for fiscal 2020, 2019 and 2018 is as follows:

	(Dollars in millions)
	Year ended March 31,
	2019	2019	2018
Net current income tax asset / (liability) at the beginning	748	617	282
Translation differences	(51)	(34)	(8)
Income tax paid	639	975	1,059
Current income tax expense	(814)	(817)	(709)
Income tax on other comprehensive income	(3)	1	(2)
Reclassified under assets held for sale (refer note no 2.10)	—	3	(5)
Reclassified from held for sale (Refer note 2.10)	—	2	—
Income tax benefit arising on exercise of stock options	1	1	—
Tax impact on buyback expenses	1	1	—
Additions through business combination	(6)	(1)	—
Net current income tax asset / (liability) at the end	515	748	617

The movement in gross deferred income tax assets and liabilities (before set off) for fiscal 2020 is as follows:

							(Dollars in millions)
	Carrying value as of April 1, 2019	Changes through profit and loss	Addition through business combination	Changes through OCI	Reclassification	Impact on account of IFRS 16 adoption	Translation difference	Carrying value as of March 31, 2020
Deferred income tax assets / (liabilities)
Property, plant and equipment	38	(3)	—	—	—	—	(3)	32
Lease liabilities	—	10	—	—	8	1	(1)	18
Accrued compensation to employees	4	3	—	—	—	—	—	7
Trade receivables	26	3	—	—	—	—	(3)	26
Compensated absences	57	5	—	—	—	—	(5)	57
Post sales client support	15	1	—	—	—	—	(1)	15
Credits related to branch profits	49	1	—	—	—	—	—	50
Derivative financial instruments	(15)	35	—	2	—	—	(1)	21
Intangibles	2	—	—	—	—	—	1	3
Intangibles arising on business combinations	(19)	6	(45)	—	—	—	2	(56)
Branch profit tax	(78)	4	—	—	—	—	1	(73)
Others	22	(8)	1	(1)	(8)	—	(3)	3
Total Deferred income tax assets / (liabilities)	101	57	(44)	1	—	1	(13)	103

The movement in gross deferred income tax assets and liabilities (before set off) for fiscal 2019 is as follows:

						(Dollars in millions)
	Carrying value as of April 1, 2018	Changes through profit and loss	Addition through business combination	Changes through OCI	Reclassified from Held for Sale	Translation difference	Carrying value as of March 31, 2019
Deferred income tax assets / (liabilities)
Property, plant and equipment	33	7	—	—	—	(2)	38
Accrued compensation to employees	2	2	—	—	—	—	4
Trade receivables	22	5	—	—	—	(1)	26
Compensated absences	56	4	—	—	—	(3)	57
Post sales client support	15	1	—	—	—	(1)	15
Credits related to branch profits	52	(3)	—	—	—	—	49
Derivative financial instruments	2	(16)	—	(1)	—	—	(15)
Intangibles	1	1	—	—	—	—	2
Intangibles arising on business combinations	(6)	9	(8)	—	(12)	(2)	(19)
Branch profit tax	(77)	(1)	—	—	—	—	(78)
Others	14	5	(1)	1	4	(1)	22
Total Deferred income tax assets / (liabilities)	114	14	(9)	—	(8)	(10)	101

The movement in gross deferred income tax assets and liabilities (before set off) for fiscal 2018 is as follows:

					(Dollars in millions)
	Carrying value as of April 1, 2017	Changes through profit and loss	Changes through OCI	Reclassified as Held for Sale	Translation difference	Carrying value as of March 31, 2018
Deferred income tax assets / (liabilities)
Property, plant and equipment	21	12	—	—	—	33
Computer software	6	(6)	—	—	—	—
Accrued compensation to employees	9	(8)	—	—	1	2
Trade receivables	21	1	—	—	—	22
Compensated absences	58	—	—	—	(2)	56
Post sales client support	15	—	—	—	—	15
Credits related to branch profits	—	53	—	—	(1)	52
Derivative financial instruments	(11)	13	—	—	—	2
Intangibles	3	(3)	—	—	1	1
Intangibles arising on business combinations	(32)	13	—	13	—	(6)
Branch profit tax	(50)	(25)	—	—	(2)	(77)
Others	11	2	2	(5)	4	14
Total Deferred income tax assets / (liabilities)	51	52	2	8	1	114

The tax effects of significant temporary differences that resulted in deferred income tax assets and liability is as follows:

	(Dollars in millions)
	As of
	March 31, 2020	March 31, 2019
Deferred income tax assets after set off	231	199
Deferred income tax liabilities after set off	(128)	(98)

Deferred income tax assets and deferred income tax liabilities have been offset wherever the Group has a legally enforceable right to set off current income tax assets against current income tax liabilities and where the deferred income tax assets and deferred income tax liabilities relate to income taxes levied by the same taxation authority.

In assessing the reliability of deferred income tax assets, management considers whether some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible. Management considers the scheduled reversals of deferred income tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred income tax assets are deductible, management believes that the Group will realize the benefits of those deductible differences. The amount of the deferred income tax assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carry forward period are reduced.

As at March 31, 2020, claims against the Group not acknowledged as debts from the Income tax authorities in India amounted to $443 million (₹3,353 crore). Amount paid to statutory authorities against the above tax claims amounted to $707 million (₹5,352 crore)

As at March 31, 2019, claims against the Group not acknowledged as debts from the Income tax authorities in India amounted to $412 million (₹2,851 crore). Amount paid to statutory authorities against this amounted to $857 million (₹5,924 crore).

The claims against the Group majorly represent demands arising on completion of assessment proceedings under the Income Tax Act, 1961. These claims are on account of multiple issues of disallowances such as disallowance of profits earned from STP Units and SEZ Units, disallowance of deductions in respect of employment of new employees under section 80JJAA, disallowance of expenditure towards software being held as capital in nature, payments made to Associated Enterprises held as liable for withholding of taxes.

These matters are pending before various Appellate Authorities and the management including its tax advisors expect that its position will likely be upheld on ultimate resolution and will not have a material adverse effect on the Group's financial position and results of operations.